SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N. W.
                            Washington,  D.C.  20549



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 6, 2000

                         LindseyTechnologies.com, Inc.
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)

Colorado                                              84-112165
--------                                              ---------
(State  of                                          (IRS  Employer
incorporation)                                    Identification  No)


                        3025 South Parker Road, Suite 109
                             Aurora, Colorado  80014
                             -----------------------
              (Address of Principal Executive Offices)  (Zip Code)
              ----------------------------------------------------

        Registrant's telephone number, including area code: (303-306-1988)

                                 Not Applicable
                 __________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item  4.     Change  in  Registrant's  Certifying  Accountant

   (a)
(i) On January 3, 2000 the registrant's auditor, Larry O'Donnell CPA. PC, resigned.

(ii) There was no adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles for either the Registrant's past two (2) years.

(iii) There was no disagreement within the meaning of item 304 (a) (1) (iv) of Regulation S-K during the Registrant's (2) most fiscal years and subsequent period up to the date of the engagement of the new principal independent accountant.

(b)          The  Registrant  has  not  engaged  a  successor  auditor.


Item  7.

C.     Exhibits

16.01 Letter dated January 6, 2000 from Registrant's former principal Independent accountant.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LindseyTechnologies.com,  Inc.



January  6, 2000                                                   By
                                                           /s/  Lionel Mauclaire
                                                        ------------------------

                                       Lionel Mauclaire,  President and Director

Item  7.

C.     Exhibits

16.01 Letter dated January 6, 2000 from Registrant's former principal Independent accountant.



Larry O'Donnell, CPA, P.C.                              Telephone (303) 745-4545

2280  South  Xanadu  Way
Suite  370
Aurora,  Colorado    80014





                                 January 6, 2000



Securities  And  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

LindseyTechnologies.com,  Inc.

I agree with statements (a) under the Item #4 in the Form 8-K report of LindseyTechnolgies.com, Inc. dated January 6, 2000.


Sincerely
/s/  Larry  O'Donnell,  CPA

By:  Larry  O'Donnell,  CPA,  PC